UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)     September 8, 2005
                                                         -----------------------

                                 MediaBay, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

               1-13469                                  65-0429858
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      (Commission File Number)                (IRS Employer Identification No.)


       2 Ridgedale Avenue, Cedar Knolls, New Jersey           07927
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         (Address of Principal Executive Offices)           (Zip Code)

                                 (973) 539-9528
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing.


         On September 8, 2005 MediaBay, Inc. (the "Company") received a Nasdaq Staff Determination Letter indicating that the Company is not in compliance with the minimum bid price requirement for continued listing of its common stock as set forth in Marketplace Rule 4450(a)(5). Accordingly, the Company's common stock is subject to delisting from The Nasdaq National Market. The Company will request a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination and to outline its plan to regain compliance with the bid price listing requirement. The Company is seeking shareholder approval of a reverse split of its common stock at its Annual Shareholder meeting to be held on October 6, 2005 which, if obtained, will provide the Board with the authority to implement the reverse split in the event the Company is not otherwise able to regain compliance with the bid price listing requirement. While there can be no assurance that the Panel will grant the Company's request for continued listing of its common stock a request for a hearing will stay the delisting pending the Panel's decision.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MediaBay, Inc.
                                        (Registrant)


                                        By: /s/ Robert Toro
                                            -----------------------------
                                            Robert Toro
                                            Chief Financial Officer


Date:  September  12, 2005